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                                                                    Exhibit 3.47

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                          SOUTHEAST TEXAS HOSPITAL, LP

     The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, hereby certifies as follows:

1.   The name of the Partnership is Southeast Texas Hospital, LP.

2. The name and address of the registered agent of Southeast Texas Hospital, LP, is The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle.

3. The name and business, residence or mailing address of the sole general partner is as follows:

                    NAME                               ADDRESS
                    ----                               -------
      IASIS Healthcare Holdings, Inc.        113 Seaboard Lane, Suite A200
                                             Franklin, Tennessee 37067

4. This Certificate of Limited Partnership shall be effective on May 22, 2003 at 12:01 a.m.

     IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has caused this Certificate of Limited Partnership to be duly executed as of this 22nd day of May, 2003.

                                             IASIS HEALTHCARE HOLDINGS, INC.,
                                             General Partner

                                             By: /s/ Frank Coyle
                                                --------------------------------
                                             Name: Frank A. Coyle
                                                   -----------------------------
                                             Title: Secretary
                                                    ----------------------------

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                   DELIVERED 04:18 PM 05/22/2003
                                                     FILED 04:18 PM 05/22/2003
                                                    SRV 030336214 - 3661750 FILE